UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2021

ALPHA HEALTHCARE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39532	85-1763759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 494-3296

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	AHACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	AHAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	AHACW	The Nasdaq Stock Market LLC

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On February 17, 2021, Alpha Healthcare Acquisition Corp., a Delaware corporation (the “Company”), entered into a business combination agreement (the “Business Combination Agreement”) by and among the Company, Hunter Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Humacyte, Inc., a Delaware corporation (“Humacyte”). The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Humacyte, with Humacyte surviving as a wholly-owned subsidiary of the Company (the “Business Combination”). Upon the closing of the Business Combination (the “Closing”), it is anticipated that the Company will change its name to “Humacyte, Inc.” The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the Company and Humacyte.

Consideration and Structure

Under the Business Combination Agreement, the Company will acquire all of the outstanding equity interests of Humacyte in exchange for shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), based on an implied Humacyte equity value of $800,000,000, to be paid to Humacyte stockholders at the effective time of the Business Combination. In addition, Humacyte stockholders will have the right to receive (i) an aggregate of 7,500,000 shares of Class A Common Stock if, after Closing, the volume weighted average price (“VWAP”) of the Class A Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”), or any other national securities exchange on which the shares of Class A Common Stock are then traded, is greater than or equal to $15.00 over any 20 trading days within any 30 trading day period and (ii) an additional 7,500,000 shares of Class A Common Stock in the aggregate if, after Closing, the VWAP of Class A Common Stock on Nasdaq, or any other national securities exchange on which the shares of Class A Common Stock are then traded, is greater than or equal to $20.00 over any 20 trading days within any 30 trading day period.

Pursuant to the Business Combination Agreement, at or prior to the effective time of the Business Combination, each option and warrant exercisable for Humacyte equity that is outstanding immediately prior to the effective time of the Business Combination shall be assumed by the Company and continue in full force and effect on the same terms and conditions as are currently applicable to such options and warrants, subject to adjustments to exercise price and number of shares of Class A Common Stock issued upon exercise.

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of Humacyte, the Company and their respective subsidiaries during the period between execution of the Business Combination Agreement and Closing. The representations, warranties, agreements and covenants of the parties set forth in the Business Combination Agreement will terminate at Closing, except for those covenants and agreements that, by their terms, contemplate performance after Closing. Each of the parties to the Business Combination Agreement has agreed to use its reasonable best efforts to take or cause to be taken all actions and things necessary to consummate and expeditiously implement the Business Combination.

Conditions to Closing

Under the Business Combination Agreement, the obligations of the parties to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by requisite vote of the Company’s stockholders (the “Company Stockholder Approval”) and Humacyte’s stockholders (the “Humacyte Stockholder Approval”); (ii) the execution of the Investor Rights Agreement (as defined below) by the parties thereto; (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) the absence of a Company Material Adverse Effect or AHAC Material Adverse Effect (each, as defined in the Business Combination Agreement) since the date of the Business Combination Agreement that is continuing; (v) after giving effect to the transactions contemplated by the Business Combination Agreement, the Company has net tangible assets of at least $5,000,001 upon consummation of the Business Combination; (vi) the Company’s initial listing application with Nasdaq in connection with the Business Combination has been approved and, immediately following the effective time of the Business Combination, the Company has satisfied any applicable initial and continuing listing requirements of Nasdaq, and the Company has not received any notice of non-compliance therewith that has not been cured or would not be cured, and the shares of the Company’s Class A Common Stock have been approved for listing on Nasdaq; and (vii) the S-4 Registration Statement (as defined below) has become effective, no stop order has been issued by the Securities and Exchange Commission (the “SEC”) and remains in effect with respect to the S-4 Registration Statement, and no proceeding seeking such a stop order has been threatened or initiated by the SEC and remains pending.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, without limitation, (i) by the Company or Humacyte, if (a) the Closing has not occurred by August 31, 2021 and (b) a breach of the covenants or obligations of the other party (Humacyte, on one hand, or the Company or Merger Sub, on the other hand) seeking to terminate the Business Combination Agreement did not proximately cause the failure to consummate the Business Combination; (ii) by the Company or Humacyte, in the event an applicable governmental, regulatory or administrative authority has issued a final and non-appealable order having the effect of permanently restraining, enjoining or otherwise prohibiting the Business Combination; (iii) by the Company or Humacyte, if Humacyte or the Company or Merger Sub, as applicable, has breached any of its respective representations, warranties, agreements or covenants contained in the Business Combination Agreement, such failure or breach would render certain conditions precedent to the Closing incapable of being satisfied, and such breach or failure is not cured within 30 days of notice thereof; (iv) by the Company or Humacyte if the Company’s stockholder meeting to vote on the Business Combination has been held and the Company Stockholder Approval has not been obtained; (v) by the Company, if the Humacyte Stockholder Approval is not obtained within five business days following the time at which a registration statement on Form S-4 (the “S-4 Registration Statement”) relating to the approval by the Company’s stockholders of the Business Combination filed with the SEC by the Company is declared effective under the Securities Act of 1933, as amended (the “Securities Act”); or (vi) by mutual written consent of the Company and Humacyte.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each, as defined in the Business Combination Agreement).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement is being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, AHAC Sponsor LLC (“Sponsor”) and the other holders (the “Company Supporting Stockholders”) of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”) entered into a support agreement with the Company and Humacyte (the “Sponsor Support Agreement”). Under the Sponsor Support Agreement, each Company Supporting Stockholder agreed to vote, at any meeting of the stockholders of the Company and in any action by written consent of the stockholders of the Company, all of such Company Supporting Stockholder’s Class A Common Stock and Class B Common Stock (i) in favor of (a) the Business Combination Agreement and the transactions contemplated thereby and (b) the other proposals that the Company and Humacyte agreed in the Business Combination Agreement shall be submitted at such meeting for approval by the Company’s stockholders together with the proposal to obtain the Company Stockholder Approval (the “Required Transaction Proposals”) and (ii) against any proposal that conflicts or materially impedes or interferes with any Required Transaction Proposals or that would adversely affect or delay the Business Combination. The Sponsor Support Agreement also prohibits each Company Supporting Stockholder from, among other things and subject to certain exceptions, selling, assigning or transferring any Class A Common Stock or Class B Common Stock held by such Company Supporting Stockholder or taking any action that would have the effect of preventing or materially delaying such Company Supporting Stockholder from performing his, her or its obligations under the Sponsor Support Agreement. In addition, in the Sponsor Support Agreement, each Company Supporting Stockholder agreed to waive, and not to assert or perfect, among other things, any rights to adjustment or other anti-dilution protections with respect to the rate at which the shares of Class B Common Stock held by the Company Supporting Stockholders convert into shares of Class A Common Stock in connection with the transactions contemplated by the Business Combination Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached as Exhibit B to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Humacyte Support Agreement

In connection with the execution of the Business Combination Agreement, certain Humacyte stockholders (the “Humacyte Supporting Stockholders”) entered into a support agreement with the Company (the “Humacyte Support Agreement”). Under the Humacyte Support Agreement, each Humacyte Supporting Stockholder agreed, within two business days following the date that the Company delivers the S-4 Registration Statement to the Company’s stockholders (following the date that the S-4 Registration Statement becomes effective), to execute and deliver a written consent with respect to all outstanding shares of Humacyte common stock and preferred stock held by such Humacyte Supporting Stockholder (the “Subject Humacyte Shares”) approving the Business Combination Agreement and the transactions contemplated thereby. In addition to the foregoing, each Humacyte Supporting Stockholder agreed that, at any meeting of the holders of Humacyte capital stock, each such Humacyte Supporting Stockholder will appear at the meeting, in person or by proxy, and cause its Subject Humacyte Shares to be voted (i) to approve and adopt the Business Combination Agreement, the transactions contemplated thereby, and any other matters necessary or reasonably requested by Humacyte for consummation of the Business Combination; and (ii) against any proposal that conflicts or materially impedes or interferes with, or would adversely affect or delay, the consummation of the transactions contemplated by the Business Combination Agreement.

The Humacyte Support Agreement also prohibits the Humacyte Supporting Stockholders from, among other things, (i) transferring any of the Subject Humacyte Shares; (ii) entering into (a) any option, commitment or other arrangement that would require the Humacyte Support Stockholders to transfer the Subject Humacyte Shares, or (b) any voting trust, proxy or other contract with respect to the voting or transfer of the Subject Humacyte Shares; or (iii) taking any action in furtherance of the foregoing. In addition, under the Humacyte Support Agreement, each Humacyte Supporting Stockholder agreed (i) not to exercise any rights of appraisal or dissenter’s rights relating to the Business Combination Agreement and the transactions contemplated thereby; and (ii) to irrevocably waive, on behalf of itself and each other holder of Humacyte preferred stock, any right to certain payments upon liquidation of Humacyte pursuant to its certificate of incorporation.

The foregoing description of the Humacyte Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Humacyte Support Agreement, a form of which is attached as Exhibit C to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

PIPE Subscription Agreements

In connection with the Business Combination, the Company entered into subscription agreements with certain investors (the “Subscription Agreements”), pursuant to which, among other things, certain investors have subscribed to purchase an aggregate of 17,500,000 shares of Class A Common Stock (together, the “Subscriptions”) for a purchase price of $10.00 per share, or an aggregate purchase price of $175,000,000, which shares are to be issued at the Closing. The obligations of each party to consummate the Subscriptions are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement.

The foregoing description of the Subscription Agreements is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Company’s Class A Common Stock in connection with the transactions contemplated by the Business Combination Agreement and the Subscription Agreements is incorporated by reference herein. The Class A Common Stock issuable pursuant to the Subscription Agreements will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On February 17, 2021, the Company issued a press release announcing that on February 17, 2021, it executed the Business Combination Agreement. A copy of the press release is furnished hereto as Exhibit 99.l.

Furnished as Exhibit 99.2 hereto is the investor presentation that will be used by the Company in connection with the Business Combination.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Investor Rights Agreement

In connection with the Closing, the Company, Humacyte, Sponsor and certain of their respective stockholders will enter into an Investor Rights and Lock-up Agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, the Company will be required to register for resale securities held by the stockholders party thereto. In addition, the holders will have certain demand and “piggyback” registration rights. The Company will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Investor Rights Agreement.

The Investor Rights Agreement will also restrict the ability of each stockholder who is a party thereto to transfer its shares of Class A Common Stock (or any securities convertible into or exercisable or exchangeable for shares of Class A Common Stock), subject to certain permitted transfers, for a period of one year following the Closing Date (the “Lock-Up Period”); provided that (i) the foregoing restrictions shall not apply to any shares of Class A Common Stock purchased pursuant to the Subscription Agreements and (ii) if the VWAP of the Class A Common Stock on Nasdaq, or any other national securities exchange on which the Class A Common Stock is then traded, is greater than or equal to $15.00 per share over any 20 trading days within any 30 trading day period following the Closing Date, then, commencing at least 180 days after the Closing Date, the Lock-Up Period shall be deemed to have expired with respect to 50% of the shares of each stockholder’s Class A Common Stock subject to the Lock-Up Period.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investor Rights Agreement, a form of which is attached as Exhibit A to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Important Information About the Merger and Where to Find It

A full description of the terms of the Business Combination will be provided in the S-4 Registration Statement to be filed with the SEC by the Company, which will include a prospectus with respect to the Company’s securities to be issued in connection with the Business Combination and a proxy statement with respect to the stockholder meeting of the Company to vote on the Business Combination. The Company urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about the Company, Humacyte and the Business Combination. After the S-4 Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Business Combination. Once available, stockholders will also be able to obtain a copy of the S-4 Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Alpha Healthcare Acquisition Corp., 1177 Avenue of the Americas, 5th Floor, New York, New York 10036. The preliminary and definitive proxy statement/prospectus to be included in the S-4 Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and Humacyte and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination described in this Current Report on Form 8-K under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on September 17, 2020, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Alpha Healthcare Acquisition Corp., Attn: Secretary, 1177 Avenue of the Americas, 5th Floor, New York, New York 10036. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed Business Combination will be set forth in the registration statement containing the proxy statement/prospectus for the proposed Business Combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the proposed Business Combination, including the timing and structure of the Business Combination, the proceeds of the Business Combination, the initial market capitalization of the combined company following the Closing and the benefits of the Business Combination, as well as statements about the potential attributes and benefits of Humacyte’s product candidates and the format and timing of Humacyte’s product development activities and clinical trials. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from the Company’s stockholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Business Combination, the outcome of any legal proceedings that may be instituted against the Company or Humacyte following announcement of the proposed Business Combination and related transactions, the impact of COVID-19 on Humacyte’s business and/or the ability of the parties to complete the Business Combination, the ability to obtain or maintain the listing of the Company’s Class A Common Stock on Nasdaq following the proposed Business Combination, costs related to the proposed Business Combination, changes in applicable laws or regulations, the possibility that the Company or Humacyte may be adversely affected by other economic, business, and/or competitive factors. and other risks and uncertainties, including those to be included under the header “Risk Factors” in the S-4 Registration Statement to be filed by the Company with the SEC and those included under the header “Risk Factors” in the final prospectus of the Company related to its initial public offering. Most of these factors are outside the Company’s and Humacyte’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent our views as of the date of this Current Report. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1†	Business Combination Agreement, dated as of February 17, 2021, by and among Alpha Healthcare Acquisition Corp., Hunter Merger Sub, Inc. and Humacyte, Inc.
10.1	Form of Subscription Agreement
99.1	Press Release, dated February 17, 2021
99.2	Investor Presentation, dated February 17, 2021

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Healthcare Acquisition Corp.

By:	/s/ Rajiv Shukla
	Name:	Rajiv Shukla
	Title:	Chief Executive Officer

Dated: February 17, 2021